                                                                    EXHIBIT 99.4




                          CONCORD COMMUNICATIONS, INC.
                            FIRSTSENSE SOFTWARE, INC.

             Unaudited Pro Forma Consolidated Financial Information

                          CONCORD COMMUNICATIONS, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS


                                                                                                   PRO FORMA
                                                                        YEARS ENDED                ADJUSTMENTS       PRO FORMA
                                                                    CONCORD      FIRSTSENSE                          CONSOLIDATED
                                                             DECEMBER 31, 1999 DECEMBER 31, 1999 DEBIT     CREDIT  DECEMBER 31, 1999
                                                             -----------------------------------------------------------------------
Revenues:
     License revenues                                             52,707,905      1,297,615       81,249                53,924,271
     Service revenues                                             14,635,150        126,932                             14,762,082
     Consulting services                                                            137,693        3,600                   134,093
                                                                  ----------     ----------                             ----------
          Total revenues                                          67,343,055      1,562,240                             68,820,446
Cost of Revenues                                                   8,085,987        459,096                   42,792     8,502,291
                                                                  ----------     ----------                             ----------
          Gross profit                                            59,257,068      1,103,144                             60,318,155
Operating Expenses:
     Research and development                                     11,409,464      3,022,870                             14,432,334
     Sales and marketing                                          25,687,262      3,755,042                             29,442,304
     General and administrative                                    3,678,544      1,706,336                              5,384,880
     Stock-based compensation                                      2,549,000        441,828                              2,990,828
     Acquisition-related charges                                     550,601              0                                550,601
                                                                  ----------     ----------                             ----------
     Total operating expenses                                     43,874,871      8,926,076                             52,800,947

          Operating income                                        15,382,197     (7,822,932)                             7,517,208
                                                                  ----------     ----------                             ----------
Other Income (Expense):
     Interest income                                               3,136,026              0                              3,136,026
     Interest expense                                                      0        (39,560)                               (39,560)
     Other                                                           (19,268)      (113,541)                              (132,809)
                                                                  ----------     ----------                             ----------
          Total other income, net                                  3,116,758       (153,101)                             2,963,657
          Income before income taxes                              18,498,955     (7,976,033)                            10,480,865
Provision for income taxes                                         5,592,703              0               1,307,194      4,285,509

Net income                                                        12,906,252     (7,976,033)      84,849  1,349,986      6,195,356

Accretion of redeemable preferred stock                                    0       (125,285)                              (125,285)

Pro forma provision for income taxes on
Subchapter S-Corporation income
  (unaudited)                                                        146,325              0                                146,325

Pro forma net income (unaudited)                                  12,759,927     (8,101,318)      84,849   1,349,986     5,923,746

Net income per common and potential common share:
  Basic                                                                  0.91         (4.12)                                  0.37
  Diluted                                                                0.85         (4.12)                                  0.35
  Pro forma diluted (unaudited)                                          0.85         (4.12)                                  0.35

Weighted average common and potential common shares outstanding:
  Basic                                                           14,160,755      1,966,745                             16,127,500
  Diluted                                                         15,139,325      1,966,745                             17,106,070
  Pro forma diluted (unaudited)                                   15,139,325      1,966,745                             17,106,070

              The accompanying notes are an integral part of these
                 unaudited consolidated financial statements.

                          CONCORD COMMUNICATIONS, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                                                                   PRO FORMA
                                                                        YEARS ENDED                ADJUSTMENTS       PRO FORMA
                                                                    CONCORD       FIRSTSENSE                         CONSOLIDATED
                                                             DECEMBER 31, 1998 DECEMBER 31, 1998 DEBIT     CREDIT  DECEMBER 31, 1998
                                                             -----------------------------------------------------------------------
Revenues:
     License revenues                                            34,597,958         449,753                           35,047,711
     Service revenues                                             6,859,394          46,329                            6,905,723
     Consulting services                                                             15,000                               15,000
                                                                 ----------      ----------                            ---------
          Total revenues                                         41,457,352         511,082                           41,968,434
Cost of Revenues                                                  4,676,335         207,476                            4,883,811
                                                                 ----------      ----------                            ---------
          Gross profit                                           36,781,017         303,606                           37,084,623
Operating Expenses:
     Research and development                                     7,386,706       2,493,106                            9,879,812
     Sales and marketing                                         17,522,653       2,362,099                           19,884,752
     General and administrative                                   2,802,023         840,997                            3,643,020
     Stock-based compensation                                     1,001,000          77,188                            1,078,188
     Acquisition-related charges                                          0               0                                    0
                                                                 ----------      ----------                            ---------
     Total operating expenses                                    28,712,382       5,773,390                           34,485,772

          Operating income                                        8,068,635      (5,469,784)                           2,598,851
                                                                 ----------      ----------                            ---------
Other Income (Expense):
     Interest income                                              2,355,816         255,473                            2,611,289
     Interest expense                                                  (514)              0                                 (514)
     Other                                                          (65,251)        (29,960)                             (95,211)
                                                                 ----------      ----------                            ---------
          Total other income, net                                 2,290,051         225,513                            2,515,564
          Income before income taxes                             10,358,686      (5,244,271)                           5,114,415
Provision for income taxes                                          532,600               0             1,518,422       (985,822)

Net income                                                        9,826,086      (5,244,271)            1,518,422      6,100,237

Accretion of redeemable preferred stock                                   0        (120,420)                            (120,420)

Pro forma provision for income taxes on
Subchapter S-Corporation income
  (unaudited)                                                        41,400               0                               41,400

Pro forma net income (unaudited)                                  9,784,686      (5,364,691)            1,518,422      5,938,417

Net income per common and potential common share:
  Basic                                                                0.73           (3.56)                                0.40
  Diluted                                                              0.66           (3.56)                                0.36
  Pro forma diluted (unaudited)                                        0.66           (3.56)                                0.36

Weighted average common and potential common shares outstanding:
  Basic                                                          13,457,495       1,508,137                           14,965,632
  Diluted                                                        14,892,238       1,508,137                           16,400,375
  Pro forma diluted (unaudited)                                  14,892,238       1,508,137                           16,400,375

              The accompanying notes are an integral part of these
                  unaudited consolidated financial statements.

                          CONCORD COMMUNICATIONS, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                                                                                                 PRO FORMA
                                                                             CONCORD         FIRSTSENSE         ADJUSTMENTS
                                                                       DECEMBER 31, 1999  DECEMBER 31, 1999  DEBIT       CREDIT
                                                                       ----------------------------------------------------------
ASSETS
Current Assets:
    Cash, cash equivalents and marketable securities                      62,044,141          1,525,060
    Accounts receivable, net of allowance of approximately
      $930,000 and $450,000 in 1999 and 1998, respectively                13,465,999            510,930
    Prepaid expenses and other current assets                              1,286,070             65,885                   160,808
                                                                          ----------         ----------
        Total current assets                                              76,796,210          2,101,875
Equipment and Improvements, at cost:
    Equipment                                                              7,897,533          1,127,450
    Leasehold improvements                                                 3,005,915            104,454
                                                                          ----------         ----------
                                                                          10,903,448          1,231,904
    Less -- Accumulated depreciation and amortization                      3,294,551            791,399
                                                                          ----------         ----------
                                                                           7,608,897            440,505
Deferred Tax Asset                                                                --                 --     3,000,000
                                                                          ----------         ----------
                                                                          84,405,107          2,542,380
                                                                          ==========         ==========
LIABILITIES
AND STOCKHOLDERS' EQUITY

Current Liabilities:
    Current portion of long-term debt (notes 4 and 9)                             --            898,462
    Accounts payable                                                       4,542,644            397,776
    Accrued expenses                                                       6,885,827            538,080     4,300,000
    Deferred revenue                                                       9,925,297            454,788       118,751
                                                                          ----------         ----------
        Total current liabilities                                         21,353,768          2,289,106

    Long-term debt, less curreent portion (notes 4 and 9)                         --          2,064,004

Commitments and Contingencies (Note 8)
Stockholders' Equity
     Series A Redeemable Convertible Preferred Stock, $.01 par value;
       Authorized -- 5,500,000 shares
       Issued and outstanding -- 5,471,465 shares                                                54,715        54,715
     Series B Redeemable Convertible Preferred Stock, $.01 par value;
       Authorized -- 2,920,000 shares
       Issued and outstanding -- 2,800,000                                                       28,000        28,000
     Preferred Stock, $.01 par value  --
       Authorized -- 1,000,000 shares
       Issued and outstanding -- None                                             --                 --
    Common stock, $.01 par value  --
      Authorized -- 20,000,000 shares
      Issued and outstanding -- 3,206,108 and 2,683,834shares, in
         1999 and 1998 respectively                                                              26,838        26,838

    Common stock, $.01 par value                                                  --
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 14,406,192 and 13,040,374 shares,
         in 1999 and 1998 respectively                                       144,062                                       16,740
    Additional paid-in capital                                            77,799,827         15,739,910                    92,813
    Deferred compensation                                                    (53,221)        (3,504,573)
    Accumulated other comprehensive income                                (1,386,125)                --
    Accumulated deficit                                                  (13,453,204)       (14,155,620)       42,057   7,300,000
                                                                          ----------         ----------
        Total stockholders' equity                                        63,051,339         (1,810,730)
                                                                          ----------         ----------
                                                                          84,405,107          2,542,380     7,570,361   7,570,361
                                                                          ==========         ==========

                                                                                    PRO FORMA
                                                                                   CONSOLIDATED
                                                                                   DECEMBER 31,
                                                                                       1999
                                                                                   ------------
ASSETS
Current Assets:
    Cash, cash equivalents and marketable securities                                63,569,201
    Accounts receivable, net of allowance of approximately
      $930,000 and $450,000 in 1999 and 1998, respectively                          13,976,929
    Prepaid expenses and other current assets                                        1,191,147
                                                                                    ----------
        Total current assets                                                        78,737,277
Equipment and Improvements, at cost:                                                        --
    Equipment                                                                        9,024,983
    Leasehold improvements                                                           3,110,369
                                                                                    ----------
                                                                                    12,135,352
    Less -- Accumulated depreciation and amortization                                4,085,950
                                                                                    ----------
                                                                                     8,049,402
Deferred Tax Asset                                                                   3,000,000
                                                                                    ----------
                                                                                    89,786,679
                                                                                    ==========
LIABILITIES
AND STOCKHOLDERS' EQUITY

Current Liabilities:
    Current portion of long-term debt (notes 4 and 9)                                  898,462
    Accounts payable                                                                 4,940,420
    Accrued expenses                                                                 3,123,907
    Deferred revenue                                                                10,261,334
                                                                                    ----------
        Total current liabilities                                                   19,224,123

    Long-term debt, less curreent portion (notes 4 and 9)                            2,064,004
    Deferred revenue                                                                    29,434









Commitments and Contingencies (Note 8)
Stockholders' Equity
     Series A Redeemable Convertible Preferred Stock, $.01 par value;
       Authorized -- 5,500,000 shares
       Issued and outstanding -- 5,471,465 shares                                           --
     Series B Redeemable Convertible Preferred Stock, $.01 par value;
       Authorized -- 2,920,000 shares
       Issued and outstanding -- 2,800,000                                                  --
     Preferred Stock, $.01 par value  --
       Authorized -- 1,000,000 shares
       Issued and outstanding -- None                                                       --
    Common stock, $.01 par value  --
      Authorized -- 20,000,000 shares
      Issued and outstanding -- 3,206,108 and 2,683,834shares, in
         1999 and 1998 respectively                                                         --

    Common stock, $.01 par value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 14,406,192 and 13,040,374 shares,
         in 1999 and 1998 respectively                                                 160,802
    Additional paid-in capital                                                      93,632,550
    Deferred compensation                                                           (3,557,794)
    Accumulated other comprehensive income                                          (1,386,125)
    Accumulated deficit                                                            (20,350,881)
                                                                                    ----------
        Total stockholders' equity                                                  68,498,552
                                                                                    ----------
                                                                                    89,786,679
                                                                                    ==========

              The accompanying notes are an integral part of these
                  unaudited consolidated financial statements.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


1.       BASIS OF PRESENTATION
         The unaudited pro forma consolidated balance sheet of Concord Communications, Inc. (Concord) as of December 31, 1999 gives effect to the February 4, 2000 merger of FirstSense Software, Inc. (FirstSense) with and into a wholly owned subsidiary of Concord (the Merger) as if it occurred on December 31, 1999 and combines the balance sheets of Concord Communications, Inc. as of December 31, 1999 and FirstSense as of December 31, 1999. The unaudited pro forma consolidated statements of operations for all periods presented give effect to the Merger as if it occurred on January 1, 1998. For purposes of the unaudited pro forma statements of operations, Concord's consolidated statements of income for each of the two years in the period ended December 31, 1999 have been combined with FirstSense's consolidated statements of operations for each of the two years in the period ended December 31, 1999. The unaudited pro forma consolidated statements of operations do not reflect any cost savings and other synergies anticipated by Concord management as a result of the merger or any merger-related expenses. The unaudited pro forma consolidated financial statements are not necessarily indicative of the actual results of operations or the financial position of the combined entities had the merger been consummated at the beginning of the earliest period presented, nor are they necessarily indicative of future results of operations or financial position. Sales from Concord to FirstSense of $84,849 in 1999 have been eliminated from the 1999 unaudited pro forma consolidated statement of operations. In addition, adjustments have been made to decrease the tax provisions and increase the deferred tax assets on both the 1999 and 1998 unaudited pro forma consolidated statements due to the surety of Concord's assessment that it will be able to utilize the deferred tax assets generated by FirstSense's net operating loss carryforwards. Prior to its acquisition by Concord, FirstSense had fully reserved for these assets.

2.       MERGER COSTS AND RELATED EXPENSES
         In connection with the Merger, Concord and FirstSense estimate that they will incur approximately $4.3 million for direct merger costs, consisting primarily of legal, investment banking, accounting and printing fees. Direct merger costs will be charged to operations in the period in which the Merger is consummated. This estimate is preliminary and is subject to change. The unaudited pro forma consolidated balance sheet gives effect to the direct merger costs as if they were incurred on December 31, 1999; the unaudited pro forma consolidated statements of operations do not reflect such costs since they are non-recurring.

3.       UNAUDITED PRO FORMA NET INCOME (LOSS) PER SHARE
         The unaudited pro forma earnings per share calculations are based on the combined basic and diluted weighted average number of shares outstanding for Concord and FirstSense based on the exchange ratio of approximately 6.654 shares of FirstSense common stock surrendered for each share of Concord common stock issued.

4.       CONFORMING ADJUSTMENTS
         No adjustments have been made to conform the accounting policies of Concord and FirstSense. The nature and extent of such adjustments, if any, will be based upon further study and analysis and are not expected to be significant.